UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2012

HILL-ROM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Indiana	1-6651	35-1160484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1069 State Route 46 East Batesville, Indiana	47006-8835
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (812) 934-7777

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

FDA Warning Letter

On March 6, 2012, Hill-Rom, Inc. (“Hill-Rom”) a wholly-owned subsidiary of Hill-Rom Holdings, Inc. (the “Company”), received a warning letter, dated March 2, 2012, from the United States Food and Drug Administration (the “FDA”), following an inspection by the FDA at Hill-Rom’s Batesville, IN production facilities.  The inspection covered Hill-Rom’s production processes and certain promotional materials.  At the close of the inspection, the FDA issued a Form 483 identifying certain observed instances of non-compliance with FDA regulations.

Since the date of the inspection, Hill-Rom has responded to the FDA’s Form 483, and has corrected a number of the observations made by the FDA.  However, on March 6, 2012, Hill-Rom received the warning letter, which reiterated the issues raised in the Form 483.  The FDA also identified certain instances of non-compliance with FDA requirements regarding the advertising and promotion of certain Hill-Rom products. The warning letter does not restrict Hill-Rom’s ability to manufacture or seek 510(K) clearance of products, nor does it require the withdrawal of any product from the marketplace.

The Company takes these matters seriously and intends to respond fully to the FDA’s requests.  Hill-Rom has provided detailed responses to the FDA as to its corrective actions on a regular basis, and will continue to work expeditiously to address all of the issues that the FDA identified.  The Company believes that these matters will not have a material impact on the Company’s financial results. However, the Company cannot give any assurances that the FDA will be satisfied with its response to the warning letter or as to the expected date of the resolution of the matters included in the warning letter.

Certain statements in this current report on 8-K contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the Company’s future plans, objectives, beliefs, expectations, representations and projections.  It is important to note that forward-looking statements are not guarantees of future performance, and the Company’s actual results could differ materially from those set forth in any forward-looking statements.  For a more in depth discussion of factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in the Company’s previously filed most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.  The Company assumes no obligation to update or revise any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.

DATE: March 16, 2012	BY:	/S/ Susan Lichtenstein
Susan Lichtenstein
Senior Vice President of
Corporate Affairs,
Chief Legal Officer and Secretary